UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2013

Alterra Capital Holdings Limited

(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01	Entry into a Material Definitive Agreement.

On February 26, 2013, the Registrant entered into an employment agreement amendment (the “Amendment”) and with W. Marston Becker, the Registrant’s Chief Executive Officer. The Amendment modifies the severance formula in Mr. Becker’s existing employment agreement with the Registrant, dated as of June 1, 2011 (the “Employment Agreement”).

Under the terms of the existing Employment Agreement, in the event that Mr. Becker’s employment is terminated by the Registrant without cause or by Mr. Becker for good reason during the 12-month period following the Registrant’s change in control (as defined in the Employment Agreement), in addition to certain accrued amounts, Mr. Becker will be entitled to receive severance in an amount equal to two and one-half times the sum of (i) Mr. Becker’s base salary plus (ii) the greater of (A) his annual cash bonus for the immediately preceding calendar year and (B) his target annual cash bonus for the then current year. The Amendment modifies the foregoing by providing that if such termination occurs during the 2013 calendar year, the severance amount would be equal to two and one-half times the sum of (x) Mr. Becker’s base salary plus (y) his target annual cash bonus for the 2013 calendar year.

Other than as modified by the Amendment, the terms and conditions in the Employment Agreement remain unmodified and in full force and effect. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Special General Meeting of Shareholders. The Registrant held a Special General Meeting of Shareholders on February 26, 2013. For more information on the following proposals, see the Registrant’s proxy statement filed with the SEC on January 18, 2013.

(1) The shareholders approved an amendment to the bye-laws of the Registrant:

FOR	AGAINST	ABSTAIN
74,816,653	465,101	1,367,431

(2) The shareholders approved and adopted the merger agreement and the merger:

FOR	AGAINST	ABSTAIN
75,257,635	25,819	1,365,731

(3) The shareholders approved the following non-binding resolution pertaining to pertaining to compensation that may become paid or payable in connection with the merger:

RESOLVED, that the shareholders of that the shareholders of Alterra approve, on an advisory (non-binding) basis, the compensation to be paid by Alterra to Alterra’s named executive officers that is based on or otherwise relates to the merger with Markel, as disclosed in the Golden Parachute Compensation Table and related notes and narrative disclosure in the section of this joint proxy statement/prospectus for the merger entitled “The Merger—Interests of Alterra’s Directors and Executive Officers in the Merger—Golden Parachute Compensation”.

FOR	AGAINST	ABSTAIN
65,304,271	9,437,153	1,907,761

(4) The shareholders approved a proposal to transact such other business, if any, as may lawfully be brought before the special general meeting.

FOR	AGAINST	ABSTAIN
41,452,371	34,074,417	1,122,562

Each of the above proposals was approved by the requisite vote of the Registrant’s shareholders.

The Registrant and Markel Corporation issued a joint news release announcing their respective shareholders have voted in favor of all proposals necessary to consummate the merger. A copy of the joint news release is attached to this filing as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On February 19, 2013, Alterra Bermuda Limited, a wholly owned subsidiary of the Registrant (“Alterra Bermuda”), received an acknowledgement from the Bermuda Monetary Authority (the “BMA”) that it had received Alterra Bermuda’s January 8, 2013 notification to the BMA of the transactions (the “Merger” ) contemplated by the Registrant’s entry into the previously disclosed Agreement and Plan of Merger with Markel Corporation and Commonwealth Merger Subsidiary Limited.

Under Bermuda law and BMA regulations, the BMA had 14 days from receipt of the notice to object to the Merger.

9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment, dated February 26, 2013, to Employment Agreement, dated June 1, 2011, between Alterra Capital Holdings Limited and W. Marston Becker.

99.1	Joint News Release of Alterra Capital Holdings Limited and Markel Corporation, dated February 26, 2013.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

This filing includes statements about future economic performance, finances, expectations, plans and prospects of Alterra and Markel, both individually and on a combined basis, that are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding factors affecting future results of Alterra and Markel, please refer to their respective Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q and other documents filed by Alterra and Markel since March 1, 2012 with the Securities Exchange Commission (“SEC”). These documents are also available free of charge, in the case of Alterra, by directing a request to Alterra through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136. Neither Alterra nor Markel undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about Alterra’s and Markel’s beliefs, plans or expectations, are forward-looking statements. These statements are based on Alterra’s or Markel’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by Alterra, Markel or any other person that Alterra’s or Markel’s objectives or plans, both individually and on a combined basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any adverse change in financial ratings of either company or their subsidiaries; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth in Alterra’s and Markel’s recent reports on Form 10-K, Form 10-Q and other documents filed with the SEC by Alterra and Markel.

* * * * *

Risks and uncertainties relating to the proposed transaction include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized or the parties may experience difficulties in successfully integrating the two companies; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed merger may not be satisfied or waived; (5) the outcome of any legal proceedings to the extent initiated against Alterra or Markel or its respective directors and officers following the announcement of the proposed merger is uncertain; (6) the acquisition may involve unexpected costs; and (7) the businesses may suffer as a result of uncertainty surrounding the acquisition. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect, or have previously experienced, and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus of Markel and Alterra that has been filed with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT:

This filing relates to a proposed merger between Alterra and Markel. On December 27, 2012, Markel filed with the SEC a registration statement on Form S-4, and on January 18, 2013, Markel and Alterra each filed the definitive joint proxy statement/prospectus. This filing is not a substitute for the definitive joint proxy statement/prospectus or any other document that Markel or Alterra filed or may file with the SEC or send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov) or, in the case of Alterra, by directing a request to Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136.

PARTICIPANTS IN THE SOLICITATION:

Alterra and Markel and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies from both Alterra’s and Markel’s shareholders in favor of the proposed transaction. Information about Alterra’s directors and executive officers and their ownership in Alterra common stock is available in the proxy statement dated March 26, 2012 for Alterra’s 2012 annual general meeting of shareholders. Information about Markel’s directors and executive officers and their ownership of Markel common stock is available in the proxy statement dated March 16, 2012 for Markel’s 2012 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

February 26, 2013	By:	/S/ PETER A. MINTON
	Name:	Peter A. Minton
	Title:	Executive Vice President and Chief Operating Officer

Exhibit Index

10.1	Amendment, dated February 26, 2013, to Employment Agreement, dated June 1, 2011, between Alterra Capital Holdings Limited and W. Marston Becker.

99.1	Joint News Release of Alterra Capital Holdings Limited and Markel Corporation, dated February 26, 2013.